SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): March 22, 2005


                           COMMUNITY BANKSHARES, INC.




Incorporated under the     Commission File No. 000-22054      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0966962




                              791 Broughton Street

                        Orangeburg, South Carolina 29115

                             Telephone: 803-535-1060


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement

         On March 22, 2005 Registrant entered into an agreement with C.F. Evans & Co., of Orangeburg, South Carolina, for the construction of a 16,000 square foot, brick, two story office building that will house the Registrant's operations center and corporate headquarters. The contract price for the project is $1,475,500.













































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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     COMMUNITY BANKSHARES, INC.
                                                     (Registrant)



Date:  March 24, 2005                                By: /s/ William W. Traynham
                                                        ------------------------
                                                        William W. Traynham
                                                        President and Chief
                                                        Financial Officer